INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Short-Term Global Income Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 33-34476 of our report dated February 18, 2000 appearing in the annual report to shareholders of Merrill Lynch Short-Term Global Income Fund, Inc. for the year ended December 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Princeton, New Jersey
March 27, 2000